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                                 EXHIBIT 24

                              POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints Harry A. Merlo, William L. Hebert, and Anton C. Kirchhof, Jr., and each of them, such person's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all such person's capacities with Louisiana-Pacific Corporation, a Delaware corporation (the "Corporation"), to sign a registration statement on Form S-3 relating to the common stock, $1 par value, of the Corporation, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or each of them, or their or his substitute hereof, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, this power of attorney has been executed by the undersigned as of this 24th day of July, 1994.

           Signature                          Title

/s/ Harry A. Merlo                  Chairman, President and
Harry A. Merlo                      Director (Principal Executive Officer)

/s/ James Eisses                    Executive Vice President and
James Eisses                        Director

/s/ Ronald L. Paul                  Vice President-Operations and
Ronald L. Paul                      Director

/s/ William L. Hebert               Treasurer
William L. Hebert                   (Principal Financial Officer)

/s/ James F. Ellisor                Controller, Operations
James F. Ellisor                    (Principal Accounting Officer)

/s/ Pierre S. du Pont IV            Director
Pierre S. du Pont IV

/s/ Bonnie Guiton Hill              Director
Bonnie Guiton Hill

/s/ Donald R. Kayser                Director
Donald R. Kayser

/s/ Francine I. Neff                Director
Francine I. Neff

/s/ Charles E. Yeager               Director
Charles E. Yeager

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